UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2013

Assisted Living Concepts, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-13498	93-1148702
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

W140 N8981 Lilly Road, Menomonee Falls, Wisconsin 53051

(Address of Principal Executive Offices) (Zip Code)

(262) 257-8888

(Registrant’s Telephone Number, including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

On May 16, 2013, Assisted Living Concepts, Inc., a Nevada corporation (the “Company”), held a special meeting of stockholders (the “Special Meeting”) in connection with the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 25, 2013, among the Company, Aid Holdings, LLC, a Delaware limited liability company (“Parent”), and Aid Merger Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent. Parent and Merger Sub are affiliates of TPG Capital, L.P. At the Special Meeting, the following proposals were submitted to a vote of the Company’s stockholders of record at the close of business on April 4, 2013 (the “Record Date”): (i) approval of the Merger Agreement (the “Merger Proposal”) and (ii) approval, on a non-binding, advisory basis, of the compensation that may be paid or become payable to the Company’s named executive officers in connection with, or following, the consummation of the Merger (the “Non-Binding Compensation Proposal”).

Each of the foregoing proposals is described in detail in the definitive proxy statement filed by the Company with the U.S. Securities and Exchange Commission on April 8, 2013. For each of the foregoing proposals, a quorum was present for the purpose of the vote. According to the final report of the inspector of election, each of the Merger Proposal and the Non-Binding Compensation Proposal was approved by the Company’s stockholders of record at the close of business on the Record Date.

Approval of the Merger Proposal required the affirmative vote of both (i) the holders of a majority of the voting power of shares of Class A Company common stock and Class B Company common stock outstanding at the close of business on the Record Date, voting together as a single class (with each share of Class A Company common stock entitled to one vote and each share of Class B Company common stock entitled to ten votes) (the “Requisite Vote”), and (ii) the holders of a majority of the voting power of shares of Class A Company common stock outstanding at the close of business on the Record Date not owned, directly or indirectly, by (a) holders of Class B Company common stock, (b) holders of shares of Class A Company common stock to which shares of Class A Company common stock were transferred by any holder of Class B Company common stock after February 25, 2013, (c) Parent or Merger Sub, (d) any officers or directors of the Company or (e) any affiliates or “associates” (as defined in Section 12b-2 of the Securities Exchange Act of 1934, as amended) of any of the foregoing, voting as a single, separate class (the “Unaffiliated Vote”).

The final voting results for the Requisite Vote are as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
39,843,857	60,405	14,152	0

The final voting results for the Unaffiliated Vote are as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,078,595	59,205	14,152	0

Approval of the Non-Binding Compensation Proposal required the affirmative vote of the holders of a majority of the total number of votes cast with respect to the Non-Binding Compensation Proposal in respect of shares of Class A Company common stock and Class B Company common stock outstanding at the close of business on the Record Date, voting together as a single class (with each share of Class A Company common stock entitled to one vote and each share of Class B Company common stock entitled to ten votes). The final voting results for the Non-Binding Compensation Proposal are as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
38,143,302	1,000,799	774,313	0

Item 8.01   Other Events.

Attached as Exhibit 99.1 hereto is a copy of the Company’s press release issued May 16, 2013, announcing the preliminary results of the stockholder votes.

Cautionary Statement Regarding Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed merger and all other statements made herein that are not historical facts are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases, these forward-looking statements may be identified by the use of words such as “may”, “will”, “should”, “expect”, “plan”, “anticipate”, “continuing”, “believe” or “project”, or the negative of those words or other comparable words. Any forward-looking statements included herein are made as of the date hereof only, based on information available to the Company as of the date hereof, and, subject to any applicable law to the contrary, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Such forward-looking statements are not a guarantee of future performance and are subject to a number of risks, assumptions and uncertainties that could cause the Company’s actual results to differ from those projected in such forward-looking statements. Such risks and uncertainties include: any conditions imposed on the parties in connection with consummation of the transactions contemplated by the Merger Agreement; the ability to obtain regulatory approvals of the transactions contemplated by the Merger Agreement on the proposed terms and schedule; the Company’s ability to maintain relationships with customers, employees or suppliers following the announcement of the Merger Agreement; the ability of the parties to satisfy the conditions to closing of the transactions contemplated by the Merger Agreement; the risk that the transactions contemplated by the Merger Agreement may not be completed in the time frame expected by the parties or at all; and the risks that are described from time to time in the Company’s reports filed with the SEC, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed with the SEC on March 14, 2013, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and in other of the Company’s filings with the SEC; and general industry and economic conditions.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits. The following document is furnished herewith as an exhibit to this report:

Exhibit No.	Description

99.1	Press Release dated May 16, 2013 issued by Assisted Living Concepts, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSISTED LIVING CONCEPTS, INC.

By:	/s/ John Buono
Name: John Buono
Title: Senior Vice President, Chief Financial Officer & Treasurer

Date: May 16, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 16, 2013 issued by Assisted Living Concepts, Inc.